Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Third Quarter 2010

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Alterra believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Alterra by its major brokers; (9) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point Limited or new business ventures Alterra may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Nine Months Ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$82,837	$95,326	$222,665	$183,623	(13.1%)	21.3%
Net operating income [a]	76,041	53,660	175,496	148,404	41.7%	18.3%
Operating cashflow	(4,768)	197,556	169,013	249,851	(102.4%)	(32.4%)
Gross premiums written	325,213	265,886	1,095,333	1,096,668	22.3%	(0.1%)
Net premiums earned	342,432	208,016	829,932	627,083	64.6%	32.3%
Total assets	10,118,934	7,428,746	10,118,934	7,428,746	36.2%	36.2%
Total shareholders’ equity	3,036,537	1,546,674	3,036,537	1,546,674	96.3%	96.3%

PER SHARE
Basic earnings per share
Net income	$0.71	$1.67	$2.52	$3.22
Net operating income [a]	0.65	0.95	1.99	2.61
Diluted earnings per share
Net income	$0.70	$1.64	$2.50	$3.18
Net operating income [a]	0.64	0.92	1.97	2.57

Weighted average shares outstanding - basic	117,200,505	57,233,115	88,253,609	56,978,901
Weighted average shares outstanding - diluted	117,957,942	58,210,501	89,001,515	57,677,996

Book value per common share [b]	$26.20	$27.13	$26.20	$27.13	(3.4%)	(3.4%)
Diluted book value per share (treasury stock method) [b]	25.88	26.54	25.88	$26.54	(2.5%)	(2.5%)
Diluted tangible book value per share (treasury stock method) [b]	25.37	25.85	25.37	$25.85	(1.8%)	(1.8%)

RATIOS
Annualized return on average shareholders’ equity [c]	11.1%	26.2%	12.9%	18.2%
Annualized net operating return on average shareholders’ equity [c]	10.2%	14.8%	10.2%	14.7%

Loss ratio [d]	56.0%	63.4%	57.5%	64.7%
Acquisition cost ratio [d]	17.8%	13.4%	16.1%	12.4%
General and administrative expense ratio [d]	12.2%	14.1%	12.5%	13.4%
Combined ratio [d]	86.0%	90.9%	86.1%	90.5%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 33.
[c]	For detailed calculations see page 30.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$925,752	$741,684	$690,246	$702,278	$1,056,011	$652,929
Fixed maturities, trading, at fair value	243,158	230,251	219,332	228,696	74,337	—
Fixed maturities, available for sale, at fair value	5,425,955	5,451,969	3,158,131	3,007,356	2,872,146	3,410,672
Fixed maturities, held to maturity, at amortized cost	954,623	871,651	954,696	1,005,947	1,026,244	—
Other investments, at fair value	411,275	436,757	325,359	318,073	390,972	930,315
Accrued interest income	73,622	67,561	51,906	57,215	52,145	47,639
Premiums receivable	664,603	780,025	617,560	567,301	546,195	505,260
Losses and benefits recoverable from reinsurers	976,819	962,442	1,023,224	1,001,373	985,614	716,186
Deferred acquisition costs	106,728	89,881	72,195	65,648	66,451	51,568
Prepaid reinsurance premiums	173,140	207,102	232,947	190,613	206,924	180,322
Trades pending settlement	24,364	—	—	76,031	38,217	62,384
Goodwill and intangible assets	60,670	60,670	48,686	48,686	40,488	32,375
Other assets	78,225	74,943	79,924	70,529	73,002	49,283

Total assets	$10,118,934	$9,974,936	$7,474,206	$7,339,746	$7,428,746	$6,638,933

LIABILITIES
Property and casualty losses	$3,847,366	$3,772,622	$3,220,357	$3,178,094	$3,159,156	$2,568,020
Life and annuity benefits	1,299,190	1,209,031	1,306,916	1,372,513	1,415,836	1,222,016
Deposit liabilities	147,212	147,727	149,028	152,629	152,638	219,524
Funds withheld from reinsurers	119,859	120,324	138,984	140,079	142,384	158,957
Unearned property and casualty premiums	1,015,831	1,090,323	690,013	628,161	676,342	557,845
Reinsurance balances payable	122,184	295,979	168,329	146,085	151,615	147,579
Accounts payable and accrued expenses	90,282	81,846	61,955	67,088	92,722	95,713
Trades pending settlement	—	39,641	35,033	—	—	—
Bank loans	—	200,000	—	—	—	295,000
Senior notes	440,473	90,476	90,475	90,464	91,379	99,797

Total liabilities	7,082,397	7,047,969	5,861,090	5,775,113	5,882,072	5,364,451

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 115,898,860 shares issued and outstanding	115,899	118,643	56,980	55,867	57,013	55,970
Additional paid-in capital	2,113,732	2,157,700	744,466	752,309	773,923	759,478
Accumulated other comprehensive income (loss)	190,325	102,718	49,822	25,431	41,602	(146,749)
Retained earnings	616,581	547,906	761,848	731,026	674,136	605,783

Total shareholders’ equity	3,036,537	2,926,967	1,613,116	1,564,633	1,546,674	1,274,482

Total liabilities and shareholders’ equity	$10,118,934	$9,974,936	$7,474,206	$7,339,746	$7,428,746	$6,638,933

Book value per share	$26.20	$24.67	$28.31	$28.01	$27.13	$22.77

Diluted book value per share (treasury stock method)	$25.88	$24.55	$27.86	$27.36	$26.54	$21.88

Diluted tangible book value per share (treasury stock method)	$25.37	$24.04	$27.02	$26.51	$25.85	$21.32

Debt-to-capital ratio [a]	12.7%	9.0%	5.3%	5.5%	5.6%	10.5%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010 [f]	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
REVENUES
Gross premiums written	$325,213	$398,981	$371,139	$278,333	$265,886	$206,260
Reinsurance premiums ceded	(60,611)	(79,715)	(153,220)	(103,143)	(83,290)	(96,061)

Net premiums written	$264,602	$319,266	$217,919	$175,190	$182,596	$110,199

Earned premiums	$436,244	$391,723	$304,997	$325,078	$329,869	$238,378
Earned premiums ceded	(93,812)	(98,463)	(110,757)	(117,805)	(121,853)	(96,789)

Net premiums earned	342,432	293,260	194,240	207,273	208,016	141,589
Net investment income	59,711	53,277	48,390	44,668	42,830	45,265
Net realized and unrealized gains (losses) on investments	15,411	(14,786)	6,422	17,325	24,528	(162,549)

Total other-than-temporary impairment losses	(90)	(1,167)	(698)	(125)	—	(13,757)
Portion of loss recognized in other comprehensive income (loss) before taxes	(61)	867	278	(800)	(139)	—

Net impairment losses recognized in earnings	(151)	(300)	(420)	(925)	(139)	(13,757)
Net realized gain on retirement of senior notes	—	—	—	111	—	—
Other income	1,327	275	344	(196)	819	(423)

Total revenues	418,730	331,726	248,976	268,256	276,054	10,125

LOSSES AND EXPENSES
Net losses and loss expenses	191,012	159,817	124,965	114,870	131,778	106,834
Claims and policy benefits	15,060	13,943	17,659	16,976	14,378	14,000
Acquisition costs	60,859	48,798	24,244	23,188	27,997	13,896
Interest expense	7,551	7,916	4,942	6,685	5,971	4,501
Net foreign exchange losses (gains)	3,353	(634)	(2,452)	702	406	1,971
Merger and acquisition expenses	550	(54,570)	4,744	(224)	(41,350)	(500)
General and administrative expenses	56,650	50,649	36,528	38,458	40,372	31,837

Total losses and expenses	335,035	225,919	210,630	200,655	179,552	172,539

INCOME (LOSS) BEFORE TAXES	83,695	105,807	38,346	67,601	96,502	(162,414)
Income tax expense	858	2,360	1,965	5,009	1,176	773

NET INCOME (LOSS)	82,837	103,447	36,381	62,592	95,326	(163,187)

Change in net unrealized gains and losses on fixed maturities securities, net of tax	74,383	60,525	34,131	(16,085)	95,794	(40,127)
Foreign currency translation adjustment	13,224	(7,629)	(9,740)	(86)	(4,462)	(9,116)

COMPREHENSIVE INCOME (LOSS)	$170,444	$156,343	$60,772	$46,421	$186,658	$(212,430)

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	56.0%	54.6%	64.6%	55.9%	63.4%	75.5%
Acquisition cost ratio [b]	17.8%	16.6%	12.5%	11.1%	13.4%	9.7%
General and administrative expense ratio [c]	12.2%	12.1%	13.4%	14.2%	14.1%	13.8%

Combined ratio	86.0%	83.3%	90.5%	81.2%	90.9%	99.0%

Basic earnings per share	$0.71	$1.14	$0.64	$1.10	$1.67	$(2.89)
Diluted earnings per share	$0.70	$1.13	$0.63	$1.08	$1.64	$(2.89)
Net operating income per share - diluted [d]	$0.64	$0.64	$0.71	$1.04	$0.92	$(2.57)
Annualized ROAE [e]	11.1%	17.8%	9.2%	16.1%	26.2%	(47.2%)
Annualized Net Operating ROAE [e]	10.2%	10.1%	10.2%	15.5%	14.8%	(41.9%)

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 32 for calculation of net operating income per share - diluted.
[e]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[f]	Includes the results for Harbor Point Limited (“Harbor Point”) from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	NINE MONTHS ENDED			YEAR ENDED
	Sept. 30, 2010 [e]	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
REVENUES
Gross premiums written	$1,095,333	$1,096,668	$882,186	$1,375,001	$1,254,250
Reinsurance premiums ceded	(293,546)	(377,338)	(299,851)	(480,481)	(414,047)

Net premiums written	$801,787	$719,330	$582,335	$894,520	$840,203

Earned premiums	$1,132,964	$993,871	$760,676	$1,318,949	$1,170,248
Earned premiums ceded	(303,032)	(366,788)	(248,665)	(484,593)	(356,738)

Net premiums earned	829,932	627,083	512,011	834,356	813,510
Net investment income	161,378	125,073	137,398	169,741	181,624
Net realized and unrealized gains (losses) on investments	7,047	64,440	(146,014)	81,765	(234,965)

Total other-than-temporary impairment losses	(1,955)	(5,190)	(16,887)	(5,315)	(16,887)
Portion of loss recognized in other comprehensive income (loss) before taxes	1,084	3,037	—	2,237	—

Net impairment losses recognized in earnings	(871)	(2,153)	(16,887)	(3,078)	(16,887)
Net realized gain on retirement of senior notes	—	—	—	111	2,245
Other income	1,946	3,099	1,001	2,903	1,458

Total revenues	999,432	817,542	487,509	1,085,798	746,985

LOSSES AND EXPENSES
Net losses and loss expenses	475,794	378,729	278,585	493,599	393,745
Claims and policy benefits	46,662	84,117	137,175	101,093	301,526
Acquisition costs	133,901	73,686	35,743	96,874	52,379
Interest expense	20,409	14,654	20,547	21,339	36,089
Net foreign exchange losses (gains)	267	(6,474)	1,984	(5,772)	9,873
Merger and acquisition expenses	(49,276)	(31,342)	3,488	(31,566)	2,944
General and administrative expenses	143,827	115,537	90,048	153,995	124,515

Total losses and expenses	771,584	628,907	567,570	829,562	921,071

INCOME (LOSS) BEFORE TAXES	227,848	188,635	(80,061)	256,236	(174,086)
Income tax expense	5,183	5,012	1,174	10,021	1,232

NET INCOME (LOSS)	222,665	183,623	(81,235)	246,215	(175,318)

Change in net unrealized gains and losses on fixed maturities securities, net of tax	169,039	66,629	(108,939)	50,544	9,882
Foreign currency translation adjustment	(4,145)	20,372	(17,469)	20,286	(34,940)

COMPREHENSIVE INCOME (LOSS)	$387,559	$270,624	$(207,643)	$317,045	$(200,376)

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	57.5%	64.7%	66.6%	62.4%	68.9%
Acquisition cost ratio [b]	16.1%	12.4%	8.4%	12.1%	9.2%
General and administrative expense ratio [c]	12.5%	13.4%	14.1%	13.6%	13.8%

Combined ratio	86.1%	90.5%	89.1%	88.1%	91.9%

Net income per share - basic	$2.52	$3.22	$(1.43)	$4.32	$(3.10)
Net income per share - diluted	$2.50	$3.18	$(1.43)	$4.26	$(3.10)
Net operating income per share - diluted	$1.97	$2.57	$(1.03)	$3.62	$(2.54)
Annualized ROAE [d]	12.9%	18.2%	(7.3%)	17.6%	(12.3%)
Annualized Net Operating ROAE [d]	10.2%	14.7%	(5.3%)	14.9%	(10.1%)

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[e]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$70,271	$124,004	$71,871	$57,734	$323,880	$1,333	$—	$325,213
Reinsurance premiums ceded	(34,075)	(2,524)	(21,513)	(2,397)	(60,509)	(102)	—	(60,611)

Net premiums written	$36,196	$121,480	$50,358	$55,337	$263,371	$1,231	$—	$264,602

Earned premiums	$96,777	$213,510	$79,200	$45,424	$434,911	$1,333	$—	$436,244
Earned premiums ceded	(41,097)	(15,533)	(27,770)	(9,310)	(93,710)	(102)	—	(93,812)

Net premiums earned	55,680	197,977	51,430	36,114	341,201	1,231	—	342,432
Net investment income	6,209	17,495	1,295	2,256	27,255	12,182	20,274	59,711
Net realized and unrealized gains on investments	188	197	30	883	1,298	3,321	10,792	15,411
Net impairment losses recognized in earnings	—	—	—	—	—	—	(151)	(151)
Other income	771	61	337	177	1,346	(43)	24	1,327

Total revenues	62,848	215,730	53,092	39,430	371,100	16,691	30,939	418,730
Net losses and loss expenses	23,775	117,671	32,199	17,367	191,012	—	—	191,012
Claims and policy benefits	—	—	—	—	—	15,060	—	15,060
Acquisition costs	1,265	45,069	6,880	7,474	60,688	171	—	60,859
Interest expense	80	1,149	—	—	1,229	2,311	4,011	7,551
Net foreign exchange losses (gains)	—	1,478	—	2,089	3,567	—	(214)	3,353
Merger and acquisition expenses	—	—	—	—	—	—	550	550
General and administrative expenses	6,435	17,580	9,975	7,806	41,796	577	14,277	56,650

Total losses and expenses	31,555	182,947	49,054	34,736	298,292	18,119	18,624	335,035

Income (loss) before taxes	$31,293	$32,783	$4,038	$4,694	$72,808	$(1,428)	$12,315	$83,695

Loss ratio [a]	42.7%	59.4%	62.6%	48.1%	56.0%
Acquisition cost ratio [b]	2.3%	22.8%	13.4%	20.7%	17.8%
General and administrative expense ratio [c]	11.5%	8.9%	19.4%	21.6%	12.2%

Combined ratio	56.5%	91.1%	95.4%	90.4%	86.0%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	42.7%	59.4%	62.6%	48.1%	56.0%
Acquisition cost ratio	2.3%	22.8%	13.4%	20.7%	17.8%
General and administrative expense ratio	11.5%	8.9%	19.4%	21.6%	12.2%

Combined ratio	56.5%	91.1%	95.4%	90.4%	86.0%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	32.2%	7.2%	0.0%	12.1%	10.6%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	74.9%	66.6%	62.6%	60.2%	66.6%
Acquisition cost ratio	2.3%	22.8%	13.4%	20.7%	17.8%
General and administrative expense ratio	11.5%	8.9%	19.4%	21.6%	12.2%

Combined ratio	88.7%	98.3%	95.4%	102.5%	96.6%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [b]
UNDERWRITING RATIOS

Loss ratio	64.6%	66.7%	68.4%	40.8%	63.4%	38.7%
Acquisition cost ratio	0.8%	19.7%	6.2%	21.4%	13.4%	22.1%
General and administrative expense ratio	14.8%	8.5%	25.1%	22.0%	14.1%	8.0%

Combined ratio	80.2%	94.9%	99.7%	84.2%	90.9%	68.8%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	22.4%	3.1%	(8.7%)	14.6%	7.2%	9.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	87.0%	69.8%	59.7%	55.4%	70.6%	48.4%
Acquisition cost ratio	0.8%	19.7%	6.2%	21.4%	13.4%	22.1%
General and administrative expense ratio	14.8%	8.5%	25.1%	22.0%	14.1%	8.0%

Combined ratio	102.6%	98.0%	91.0%	98.8%	98.1%	78.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
Gross premiums written	$70,271	$132,312	$66,421	$125,040	$81,134	$80,908
Reinsurance premiums ceded	(34,075)	(46,257)	(38,576)	(66,007)	(41,884)	(38,316)

Net premiums written	$36,196	$86,055	$27,845	$59,033	$39,250	$42,592

Earned premiums	$96,777	$99,874	$97,041	$109,381	$103,961	$93,264
Earned premiums ceded	(41,097)	(43,676)	(47,246)	(53,417)	(54,814)	(47,013)

Net premiums earned	55,680	56,198	49,795	55,964	49,147	46,251
Net investment income	6,209	6,261	6,169	6,014	5,898	4,933
Net realized and unrealized gains (losses) on investments	188	(103)	306	893	1,298	(14,937)
Other income	771	—	(11)	—	91	—

Total revenues	62,848	62,356	56,259	62,871	56,434	36,247
Net losses and loss expenses	23,775	35,927	37,279	26,326	31,756	39,014
Acquisition costs	1,265	797	(309)	270	369	(743)
Interest expense	80	240	234	781	—	—
General and administrative expenses	6,435	6,501	5,897	6,798	7,281	5,200

Total losses and expenses	31,555	43,465	43,101	34,175	39,406	43,471

Income (loss) before taxes	$31,293	$18,891	$13,158	$28,696	$17,028	$(7,224)

Loss ratio	42.7%	63.9%	74.9%	47.0%	64.6%	84.4%
Acquisition cost ratio	2.3%	1.4%	(0.6%)	0.5%	0.8%	(1.6%)
General and administrative expense ratio	11.5%	11.6%	11.8%	12.2%	14.8%	11.2%

Combined ratio	56.5%	76.9%	86.1%	59.7%	80.2%	94.0%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010 [a]	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
Gross premiums written	$124,004	$119,578	$154,851	$66,732	$94,118	$72,458
Reinsurance premiums ceded	(2,524)	(13,348)	(45,351)	569	(11,106)	(27,210)

Net premiums written	$121,480	$106,230	$109,500	$67,301	$83,012	$45,248

Earned premiums	$213,510	$174,729	$95,743	$111,440	$128,458	$110,132
Earned premiums ceded	(15,533)	(19,054)	(15,958)	(13,867)	(25,367)	(28,054)

Net premiums earned	197,977	155,675	79,785	97,573	103,091	82,078

Net investment income	17,495	13,708	10,904	10,613	10,404	8,360
Net realized and unrealized gains (losses) on investments	197	(97)	318	2,073	3,040	(32,637)
Other income	61	155	—	—	—	—

Total revenues	215,730	169,441	91,007	110,259	116,535	57,801

Net losses and loss expenses	117,671	82,441	50,065	61,718	68,728	58,990
Acquisition costs	45,069	32,673	14,966	17,578	20,299	12,668
Interest expense	1,149	3,357	1,701	4,191	1,706	(63)
Net foreign exchange losses	1,478	489	—	—	—	—
General and administrative expenses	17,580	14,820	8,959	8,174	8,857	6,186

Total losses and expenses	182,947	133,780	75,691	91,661	99,590	77,781

Income (loss) before taxes	$32,783	$35,661	$15,316	$18,598	$16,945	$(19,980)

Loss ratio	59.4%	53.0%	62.7%	63.3%	66.7%	71.9%
Acquisition cost ratio	22.8%	21.0%	18.8%	18.0%	19.7%	15.4%
General and administrative expense ratio	8.9%	9.5%	11.2%	8.3%	8.5%	7.5%

Combined ratio	91.1%	83.5%	92.7%	89.6%	94.9%	94.8%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141
Net premiums earned	197,977	226,291	215,050	230,516	238,953	221,120	220,103
Net losses and loss expenses	117,671	136,158	129,727	108,941	113,625	118,613	115,706
Acquisition costs	45,069	47,179	42,689	46,708	50,167	42,586	43,280
General and administrative expenses	17,580	16,527	16,824	23,680	19,726	18,520	19,201
Loss ratio	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	8.9%	7.3%	7.8%	10.2%	8.2%	8.4%	8.7%

Combined ratio	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
Gross premiums written	$71,871	$97,487	$76,887	$66,210	$69,419	$52,894
Reinsurance premiums ceded	(21,513)	(6,852)	(49,227)	(36,517)	(26,259)	(30,535)

Net premiums written	$50,358	$90,635	$27,660	$29,693	$43,160	$22,359

Earned premiums	$79,200	$76,032	$73,890	$71,061	$68,175	$34,982
Earned premiums ceded	(27,770)	(28,588)	(39,977)	(42,886)	(37,074)	(21,722)

Net premiums earned	51,430	47,444	33,913	28,175	31,101	13,260

Net investment income	1,295	1,315	1,341	1,438	1,461	1,753
Net realized and unrealized gains (losses) on investments	30	(1)	—	84	—	(523)
Other income	337	97	5	42	52	140

Total revenues	53,092	48,855	35,259	29,739	32,614	14,630

Net losses and loss expenses	32,199	29,052	21,363	16,312	21,266	8,830
Acquisition costs	6,880	9,135	3,674	1,628	1,926	1,773
General and administrative expenses	9,975	7,986	8,472	10,034	7,804	8,323

Total losses and expenses	49,054	46,173	33,509	27,974	30,996	18,926

Income (loss) before taxes	$4,038	$2,682	$1,750	$1,765	$1,618	$(4,296)

Loss ratio	62.6%	61.2%	63.0%	57.9%	68.4%	66.6%
Acquisition cost ratio	13.4%	19.3%	10.8%	5.8%	6.2%	13.4%
General and administrative expense ratio	19.4%	16.8%	25.0%	35.6%	25.1%	62.7%

Combined ratio	95.4%	97.3%	98.8%	99.3%	99.7%	142.7%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Gross premiums written	$57,734	$48,802	$72,117	$18,344	$21,087
Reinsurance premiums ceded	(2,397)	(13,233)	(19,959)	(921)	(4,015)

Net premiums written	$55,337	$35,569	$52,158	$17,423	$17,072

Earned premiums	$45,424	$40,286	$37,460	$31,189	$29,147
Earned premiums ceded	(9,310)	(7,120)	(7,469)	(7,368)	(4,572)

Net premiums earned	36,114	33,166	29,991	23,821	24,575

Net investment income	2,256	3,035	2,017	1,172	1,749
Net realized and unrealized gains (losses) on investments	883	(1,284)	(182)	3	1,400
Other income	177	173	178	183	(33)

Total revenues	39,430	35,090	32,004	25,179	27,691

Net losses and loss expenses	17,367	12,397	16,258	10,514	10,028
Acquisition costs	7,474	6,070	5,767	3,339	5,250
Net foreign exchange losses (gains)	2,089	(1,182)	(2,709)	69	42
General and administrative expenses	7,806	5,826	2,713	4,116	5,423

Total losses and expenses	34,736	23,111	22,029	18,038	20,743

Income before taxes	$4,694	$11,979	$9,975	$7,141	$6,948

Loss ratio	48.1%	37.4%	54.2%	44.1%	40.8%
Acquisition cost ratio	20.7%	18.3%	19.2%	14.0%	21.4%
General and administrative expense ratio	21.6%	17.5%	9.1%	17.3%	22.0%

Combined ratio	90.4%	73.2%	82.5%	75.4%	84.2%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
Gross premiums written	$1,333	$802	$863	$2,007	$128	$—
Reinsurance premiums ceded	(102)	(25)	(107)	(267)	(26)	—

Net premiums written	$1,231	$777	$756	$1,740	$102	$—

Earned premiums	$1,333	$802	$863	$2,007	$128	$—
Earned premiums ceded	(102)	(25)	(107)	(267)	(26)	—

Net premiums earned	1,231	777	756	1,740	102	—

Net investment income	12,182	12,420	13,099	13,367	13,143	9,347
Net realized and unrealized gains (losses) on investments	3,321	(1,860)	5,916	8,192	11,932	(65,286)
Other income	(43)	—	(28)	(120)	—	—

Total revenues	16,691	11,337	19,743	23,179	25,177	(55,939)

Claims and policy benefits	15,060	13,943	17,659	16,976	14,378	14,000
Acquisition costs	171	123	146	373	153	198
Interest expense	2,311	2,676	1,363	525	2,349	(148)
General and administrative expenses	577	642	657	606	829	782

Total losses and expenses	18,119	17,384	19,825	18,480	17,709	14,832

(Loss) income before taxes	$(1,428)	$(6,047)	$(82)	$4,699	$7,468	$(70,771)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		FOR THE QUARTERS ENDED
		Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	Sept. 30, 2008
Property & Casualty:
Insurance:
Aviation	S	$8,247	$6,615	$2,349	$39,520	$13,495	$9,057
Excess Liability	L	14,384	33,198	23,648	26,683	19,084	20,783
Professional Liability	L	36,673	65,216	27,573	45,059	39,146	42,849
Property	S	10,967	27,283	12,851	13,778	9,409	8,219

		70,271	132,312	66,421	125,040	81,134	80,908
Reinsurance [a]:
Agriculture	S	(2,665)	(2,513)	35,806	2,212	(95)	(4,834)
Auto	S	10,251	66	—	—	—	—
Aviation	S	15,313	8,561	4,822	9,380	10,477	4,226
Credit/ Surety	L	2,569	(1,491)	—	—	—	—
General Casualty	L	18,505	(857)	13,051	5,781	7,279	887
Marine & Energy	S	8,826	5,004	4,100	3,599	5,987	2,618
Medical Malpractice	L	(3,131)	7,813	27,155	11,086	2,567	7,686
Other	S	1,183	92	989	29	—	(1,169)
Professional Liability	L	37,965	32,005	11,919	25,609	20,992	5,543
Property	S	34,859	61,058	45,933	(2,375)	13,541	18,544
Whole Account	S/L	(232)	2,362	2,573	2,947	2,546	2,594
Workers’ Compensation	L	561	7,478	8,503	8,464	30,824	36,363

		124,004	119,578	154,851	66,732	94,118	72,458
U.S. Specialty:
General Liability	L	25,566	27,625	23,014	18,756	27,267	22,427
Marine	S	15,637	17,996	16,063	15,443	16,168	11,331
Professional Liability	L	3,613	3,667	2,246	576	—	—
Property	S	27,055	48,199	35,564	31,435	25,984	19,136

		71,871	97,487	76,887	66,210	69,419	52,894
Alterra at Lloyd’s [b]:
Accident & Health	S	5,919	6,022	13,410	1,245	3,692	—
Aviation	S	3,946	2,565	4,403	2,611	—	—
Financial Institutions	L	8,130	4,846	6,088	5,446	6,873	—
International Casualty	L	8,464	6,182	13,684	—	—	—
Professional Liability	L	4,330	4,161	6,896	5,290	5,284	—
Property	S	26,945	25,026	27,636	3,752	5,238	—

		57,734	48,802	72,117	18,344	21,087	—

Aggregate Property & Casualty		$323,880	$398,179	$370,276	$276,326	$265,758	$206,260

Life & Annuity:
Annuity		$—	$6	$—	$—	$—	$—
Life		1,333	796	863	2,007	128	—

Aggregate Life & Annuity		1,333	802	863	2,007	128	—

Aggregate Property & Casualty and Life & Annuity		$325,213	$398,981	$371,139	$278,333	$265,886	$206,260

[a] Includes the results for Harbor Point from May 12, 2010.
[b] Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines		$166,367	$207,155	$205,213	$122,103	$105,169	$68,425
L = Long tail lines		157,513	191,024	165,063	154,223	160,589	137,835

Aggregate Property & Casualty		$323,880	$398,179	$370,276	$276,326	$265,758	$206,260

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
Gross Premiums Written by Type of Risk:		Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Agriculture	S	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	L	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited) [d]

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Gross premiums written	$269,004	$398,433	$246,245	$178,653	$1,092,335	$2,998	$—	$1,095,333
Reinsurance premiums ceded	(118,908)	(61,223)	(77,592)	(35,589)	(293,312)	(234)	—	(293,546)

Net premiums written	$150,096	$337,210	$168,653	$143,064	$799,023	$2,764	$—	$801,787

Earned premiums	$293,692	$483,982	$229,122	$123,170	$1,129,966	$2,998	$—	$1,132,964
Earned premiums ceded	(132,019)	(50,545)	(96,335)	(23,899)	(302,798)	(234)	—	(303,032)

Net premiums earned	161,673	433,437	132,787	99,271	827,168	2,764	—	829,932
Net investment income	18,639	42,107	3,951	7,308	72,005	37,701	51,672	161,378
Net realized and unrealized gains (losses) on investments	391	418	29	(583)	255	7,377	(585)	7,047
Net impairment losses recognized in earnings	—	—	—	—	—	—	(871)	(871)
Other income	760	216	439	528	1,943	(71)	74	1,946

Total revenues	181,463	476,178	137,206	106,524	901,371	47,771	50,290	999,432
Net losses and loss expenses	96,981	250,177	82,614	46,022	475,794	—	—	475,794
Claims and policy benefits	—	—	—	—	—	46,662	—	46,662
Acquisition costs	1,753	92,708	19,689	19,311	133,461	440	—	133,901
Interest expense	554	6,207	—	—	6,761	6,350	7,298	20,409
Net foreign exchange losses (gains)	—	1,967	—	(1,802)	165	—	102	267
Merger and acquisition expenses	—	—	—	—	—	—	(49,276)	(49,276)
General and administrative expenses	18,833	41,359	26,433	16,345	102,970	1,876	38,981	143,827

Total losses and expenses	118,121	392,418	128,736	79,876	719,151	55,328	(2,895)	771,584

Income (loss) before taxes	$63,342	$83,760	$8,470	$26,648	$182,220	$(7,557)	$53,185	$227,848

Loss ratio [a]	60.0%	57.7%	62.2%	46.4%	57.5%
Acquisition cost ratio [b]	1.1%	21.4%	14.8%	19.5%	16.1%
General and administrative expense ratio [c]	11.6%	9.6%	19.9%	16.4%	12.5%

Combined ratio	72.7%	88.7%	96.9%	82.3%	86.1%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - NINE MONTHS ENDED SEPTEMBER 30, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance [b]	U.S. Specialty	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	60.0%	57.7%	62.2%	46.4%	57.5%
Acquisition cost ratio	1.1%	21.4%	14.8%	19.5%	16.1%
General and administrative expense ratio	11.6%	9.6%	19.9%	16.4%	12.5%

Combined ratio	72.7%	88.7%	96.9%	82.3%	86.1%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	20.3%	8.1%	0.6%	9.1%	9.4%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	80.3%	65.8%	62.8%	55.5%	66.9%
Acquisition cost ratio	1.1%	21.4%	14.8%	19.5%	16.1%
General and administrative expense ratio	11.6%	9.6%	19.9%	16.4%	12.5%

Combined ratio	93.0%	96.8%	97.5%	91.4%	95.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Includes the results for Harbor Point from May 12, 2010.

CONSOLIDATED UNDERWRITING RATIOS - NINE MONTHS ENDED SEPTEMBER 30, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [c]
UNDERWRITING RATIOS

Loss ratio	70.7%	66.4%	62.9%	46.9%	64.7%	45.4%
Acquisition cost ratio	(1.0%)	18.5%	7.9%	20.8%	12.4%	21.3%
General and administrative expense ratio	11.9%	8.1%	28.7%	22.2%	13.4%	8.8%

Combined ratio	81.6%	93.0%	99.5%	89.9%	90.5%	75.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	17.6%	6.9%	(2.4%)	3.9%	8.1%	3.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	88.3%	73.3%	60.5%	50.8%	72.8%	48.6%
Acquisition cost ratio	(1.0%)	18.5%	7.9%	20.8%	12.4%	21.3%
General and administrative expense ratio	11.9%	8.1%	28.7%	22.2%	13.4%	8.8%

Combined ratio	99.2%	99.9%	97.1%	93.8%	98.6%	78.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[c]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$269,004	$302,727	$276,288	$427,767	$389,368
Reinsurance premiums ceded	(118,908)	(146,076)	(133,099)	(212,083)	(198,098)

Net premiums written	$150,096	$156,651	$143,189	$215,684	$191,270

Earned premiums	$293,692	$307,709	$278,092	$417,090	$371,080
Earned premiums ceded	(132,019)	(157,710)	(140,991)	(211,127)	(189,125)

Net premiums earned	161,673	149,999	137,101	205,963	181,955

Net investment income	18,639	16,861	13,313	22,875	18,437
Net realized and unrealized gains (losses) on investments	391	3,537	(13,576)	4,430	(23,499)
Other income	760	1,238	1,112	1,238	1,112

Total revenues	181,463	171,635	137,950	234,506	178,005

Net losses and loss expenses	96,981	106,029	108,819	132,355	142,150
Acquisition costs	1,753	(1,503)	(1,945)	(1,233)	(2,810)
Interest expense	554	—	—	781	—
General and administrative expenses	18,833	17,825	16,052	24,623	21,101

Total losses and expenses	118,121	122,351	122,926	156,526	160,441

Income before taxes	$63,342	$49,284	$15,024	$77,980	$17,564

Loss ratio	60.0%	70.7%	79.4%	64.3%	78.1%
Acquisition cost ratio	1.1%	(1.0%)	(1.3%)	(0.6%)	(1.5%)
General and administration expense ratio	11.6%	11.9%	11.6%	12.0%	11.6%

Combined ratio	72.7%	81.6%	89.7%	75.6%	88.2%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2010 [a]	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$398,433	$422,296	$377,485	$489,028	$419,509
Reinsurance premiums ceded	(61,223)	(80,574)	(85,133)	(80,005)	(92,421)

Net premiums written	$337,210	$341,722	$292,352	$409,023	$327,088

Earned premiums	$483,982	$364,994	$310,663	$476,434	$426,157
Earned premiums ceded	(50,545)	(74,711)	(57,817)	(88,578)	(84,366)

Net premiums earned	433,437	290,283	252,846	387,856	341,791

Net investment income	42,107	29,607	27,797	40,220	36,069
Net realized and unrealized gains (losses) on investments	418	8,467	(29,638)	10,540	(51,096)
Other income	216	12	—	12	—

Total revenues	476,178	328,369	251,005	438,628	326,764

Net losses and loss expenses	250,177	192,756	150,326	254,474	218,749
Acquisition costs	92,708	53,496	35,174	71,074	51,328
Interest expense	6,207	2,400	2,382	6,591	7,516
Net foreign exchange losses	1,967	—	—	—	—
General and administrative expenses	41,359	23,604	21,981	31,778	28,548

Total losses and expenses	392,418	272,256	209,863	363,917	306,141

Income before taxes	$83,760	$56,113	$41,142	$74,711	$20,623

Loss ratio	57.7%	66.4%	59.5%	65.6%	64.0%
Acquisition cost ratio	21.4%	18.5%	13.9%	18.3%	15.0%
General and administration expense ratio	9.6%	8.1%	8.7%	8.2%	8.4%

Combined ratio	88.7%	93.0%	82.1%	92.1%	87.4%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$246,245	$219,268	$134,162	$285,478	$194,353
Reinsurance premiums ceded	(77,592)	(118,579)	(81,334)	(155,096)	(118,710)

Net premiums written	$168,653	$100,689	$52,828	$130,382	$75,643

Earned premiums	$229,122	$185,609	$77,670	$256,670	$121,172
Earned premiums ceded	(96,335)	(111,682)	(49,571)	(154,568)	(77,374)

Net premiums earned	132,787	73,927	28,099	102,102	43,798

Net investment income	3,951	4,549	5,563	5,987	7,235
Net realized and unrealized gains (losses) on investments	29	148	(523)	232	(523)
Other income	439	272	140	314	303

Total revenues	137,206	78,896	33,279	108,635	50,813

Net losses and loss expenses	82,614	46,500	19,440	62,812	30,376
Acquisition costs	19,689	5,873	2,058	7,501	3,039
General and administrative expenses	26,433	21,195	20,599	31,229	27,235

Total losses and expenses	128,736	73,568	42,097	101,542	60,650

Income (loss) before taxes	$8,470	$5,328	$(8,818)	$7,093	$(9,837)

Loss ratio	62.2%	62.9%	69.2%	61.5%	69.4%
Acquisition cost ratio	14.8%	7.9%	7.3%	7.4%	6.9%
General and administration expense ratio	19.9%	28.7%	73.3%	30.6%	62.2%

Combined ratio	96.9%	99.5%	149.8%	99.5%	138.5%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Dec. 31, 2009	Dec. 31, 2008 [a]
Gross premiums written	$178,653	$110,629	$128,973	$8,844
Reinsurance premiums ceded	(35,589)	(31,963)	(32,884)	(4,294)

Net premiums written	$143,064	$78,666	$96,089	$4,550

Earned premiums	$123,170	$93,811	$125,000	$9,663
Earned premiums ceded	(23,899)	(22,539)	(29,907)	(5,349)

Net premiums earned	99,271	71,272	95,093	4,314

Net investment income	7,308	3,216	4,388	542
Net realized and unrealized (losses) gains on investments	(583)	2,587	2,590	508
Other income	528	475	658	160

Total revenues	106,524	77,550	102,729	5,524

Net losses and loss expenses	46,022	33,444	43,958	2,470
Acquisition costs	19,311	14,797	18,136	981
Net foreign exchange gains	(1,802)	(5,124)	(5,055)	(382)
General and administrative expenses	16,345	15,856	19,972	2,525

Total losses and expenses	79,876	58,973	77,011	5,594

Income (loss) before taxes	$26,648	$18,577	$25,718	$(70)

Loss ratio	46.4%	46.9%	46.2%	57.3%
Acquisition cost ratio	19.5%	20.8%	19.1%	22.7%
General and administration expense ratio	16.4%	22.2%	21.0%	58.5%

Combined ratio	82.3%	89.9%	86.3%	138.5%

[a]	Includes the results for Alterra at Lloyd’s from November 6, 2008.

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Gross premiums written	$2,998	$41,748	$94,251	$43,755	$242,176
Reinsurance premiums ceded	(234)	(146)	(286)	(413)	(524)

Net premiums written	$2,764	$41,602	$93,965	$43,342	$241,652

Earned premiums	$2,998	$41,748	$94,251	$43,755	$242,176
Earned premiums ceded	(234)	(146)	(286)	(413)	(524)

Net premiums earned	2,764	41,602	93,965	43,342	241,652

Net investment income	37,701	37,626	29,932	50,993	40,058
Net realized and unrealized gains (losses) on investments	7,377	29,146	(58,751)	37,338	(100,921)
Other income	(71)	—	—	(120)	—

Total revenues	47,771	108,374	65,146	131,553	180,789

Claims and policy benefits	46,662	84,117	137,175	101,093	301,526
Acquisition costs	440	1,023	456	1,396	(159)
Interest expense	6,350	2,803	2,096	3,328	6,818
General and administrative expenses	1,876	2,180	2,273	2,786	2,917

Total losses and expenses	55,328	90,123	142,000	108,603	311,102

(Loss) income before taxes	$(7,557)	$18,251	$(76,854)	$22,950	$(130,313)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
Gross Premiums Written by Type of Risk:		Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2008	Dec. 31, 2009	Dec. 31, 2008
Property & Casualty:
Insurance:
Aviation	S	$17,211	$30,314	$21,870	$69,834	$53,034
Excess Liability	L	71,230	87,084	96,557	113,767	123,490
Professional Liability	L	129,462	134,845	116,565	179,904	159,140
Property	S	51,101	50,484	41,296	64,262	53,704

		269,004	302,727	276,288	427,767	389,368
Reinsurance [a]:
Agriculture	S	30,628	87,338	80,220	89,550	80,454
Auto	S	10,317	—	—	—	—
Aviation	S	28,696	25,335	27,746	34,715	31,555
Credit/ Surety	L	1,078	—	—	—	—
General Casualty	L	30,699	23,404	8,239	29,185	10,165
Marine & Energy	S	17,930	14,722	7,892	18,321	12,769
Medical Malpractice	L	31,837	56,397	64,555	67,483	77,133
Other	S	2,264	2,268	2,849	2,297	1,934
Professional Liability	L	81,889	45,922	29,306	71,531	38,718
Property	S	141,850	89,414	97,774	87,039	99,280
Whole Account	S/L	4,703	8,509	10,481	11,456	12,906
Workers’ Compensation	L	16,542	68,987	48,423	77,451	54,595

		398,433	422,296	377,485	489,028	419,509
U.S. Specialty:
General Liability	L	76,205	69,026	42,849	87,782	59,838
Marine	S	49,696	45,917	25,723	61,360	38,667
Professional Liability	L	9,526	—	—	576	—
Property	S	110,818	104,325	65,590	135,760	95,848

		246,245	219,268	134,162	285,478	194,353
Alterra at Lloyd’s [b]:
Accident & Health	S	25,351	21,357	—	22,602	408
Aviation	S	10,914	—	—	2,611	—
Financial Institutions	L	19,064	18,376	—	23,822	4,062
International Casualty	L	28,330	—	—	—	—
Professional Liability	L	15,387	14,599	—	19,889	2,928
Property	S	79,607	56,297	—	60,049	1,446

		178,653	110,629	—	128,973	8,844

Aggregate Property & Casualty		$1,092,335	$1,054,920	$787,935	$1,331,246	$1,012,074

Life & Annuity:
Annuity		$6	$—	$92,821	$—	$239,555
Life		2,992	41,748	1,430	43,755	2,621

Aggregate Life & Annuity		2,998	41,748	94,251	43,755	242,176

Aggregate Property & Casualty and Life & Annuity		$1,095,333	$1,096,668	$882,186	$1,375,001	$1,254,250

[a] Includes the results for Harbor Point from May 12, 2010.
[b] Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines		$578,735	$532,025	$376,200	$654,128	$475,552
L = Long tail lines		513,600	522,895	411,735	677,118	536,522

Aggregate Property & Casualty		$1,092,335	$1,054,920	$787,935	$1,331,246	$1,012,074

ALTERRA CAPITAL HOLDINGS LIMITED

AMALGAMATION WITH HARBOR POINT (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

Number of Harbor Point common shares (including unvested restricted Harbor Point common shares) outstanding at May 12, 2010		16,542,489
Exchange ratio		3.7769
Total Alterra common shares issued [a]		62,479,281
Closing price of Alterra common shares on May 12, 2010		$22.98

Purchase price before adjustments for stock based compensation		1,435,774
Fair value of Harbor Point options and Harbor Point warrants outstanding at May 12, 2010		74,278
Unrecognized compensation on unvested Harbor Point options and restricted Harbor Point common shares		(28,265)

Total purchase price		$1,481,787

Fair value of assets acquired:
Cash and investments	2,662,968
Net premiums receivables	354,496
Other assets	30,149

Tangible assets acquired		3,047,613
Fair value of intangible assets [b]		12,200
Fair value of liabilities acquired:
Net loss reserves	836,677
Net unearned premiums	370,500
Other liabilities	275,061

Liabilities acquired		1,482,238

Negative goodwill gain		$95,788

[a]	Adjusted for rounding
[b]	Provisional estimate

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Sept 30, 2010	Investment Distribution	As of Dec. 31, 2009	Investment Distribution	As of Sept 30, 2010	Investment Distribution	As of Dec. 31, 2009	Investment Distribution
Cash and cash equivalents	$925,752	11.6%	$702,278	13.4%	$925,752	11.4%	$702,278	13.3%

U.S. government and agencies	1,049,245	13.2%	525,427	10.0%	1,049,245	13.0%	525,427	9.9%
Non-U.S. governments	81,878	1.0%	82,027	1.5%	81,878	1.0%	82,027	1.6%
Corporate securities	2,766,645	34.7%	1,375,999	26.2%	2,766,645	34.1%	1,375,999	26.0%
Municipal securities	226,946	2.9%	83,658	1.6%	226,946	2.8%	83,658	1.6%
Asset-backed securities	82,982	1.0%	102,006	1.9%	82,982	1.0%	102,006	1.9%
Residential mortgage-backed securities	1,112,602	14.0%	763,974	14.5%	1,112,602	13.7%	763,974	14.5%
Commercial mortgage-backed securities	348,815	4.4%	302,961	5.8%	348,815	4.3%	302,961	5.7%

Fixed maturities carried at fair value	$5,669,113	71.2%	$3,236,052	61.5%	$5,669,113	69.9%	$3,236,052	61.2%

Other investments carried at fair value	$411,275	5.2%	$318,073	6.0%	$411,275	5.1%	$318,073	6.0%

Total investments carried at fair value	$7,006,140	88.0%	$4,256,403	80.9%	$7,006,140	86.4%	$4,256,403	80.5%

U.S. government and agencies	$22,690	0.3%	$14,050	0.3%	$24,751	0.3%	$13,535	0.3%
Non-U.S. governments	549,238	6.9%	573,250	10.9%	653,524	8.0%	584,284	11.0%
Corporate securities	381,695	4.8%	418,647	7.9%	426,777	5.3%	435,732	8.2%
Asset-backed securities	1,000	0.0%	—	—	1,005	0.0%	—	—

Fixed maturities carried at amortized cost	$954,623	12.0%	$1,005,947	19.1%	$1,106,057	13.6%	$1,033,551	19.5%

Total invested assets	$7,960,763	100.0%	$5,262,350	100.0%	$8,112,197	100.0%	$5,289,954	100.0%

As of September 30, 2010, the weighted average book yield of the cash and fixed maturities portfolio was 3.23%, and the weighted average duration was 4.1 years.

Credit Ratings	As of Sept 30, 2010	Ratings Distribution	As of Dec. 31, 2009	Ratings Distribution	As of Sept 30, 2010	Ratings Distribution	As of Dec. 31, 2009	Ratings Distribution
U.S. government and agencies [a]	$2,064,495	31.2%	$1,214,895	28.6%	$2,064,495	30.5%	$1,214,895	28.5%
AAA	1,155,082	17.4%	720,364	17.0%	1,155,082	17.0%	720,364	16.9%
AA	634,250	9.6%	325,997	7.7%	634,250	9.4%	325,997	7.6%
A	1,364,226	20.6%	731,723	17.3%	1,364,226	20.1%	731,723	17.1%
BBB	227,276	3.4%	100,841	2.4%	227,276	3.4%	100,841	2.4%
BB	33,378	0.5%	34,781	0.8%	33,378	0.5%	34,781	0.8%
B or lower	190,406	2.9%	107,451	2.5%	190,406	2.8%	107,451	2.5%

Fixed maturities carried at fair value	$5,669,113	85.6%	$3,236,052	76.3%	$5,669,113	83.7%	$3,236,052	75.8%

U.S. government and agencies	22,690	0.3%	14,050	0.3%	24,751	0.4%	13,535	0.3%
AAA	654,700	9.9%	717,954	16.9%	775,537	11.5%	734,595	17.2%
AA	113,634	1.7%	101,675	2.4%	123,442	1.8%	105,296	2.5%
A	149,422	2.3%	158,141	3.7%	165,392	2.4%	165,172	3.9%
BBB	12,749	0.2%	12,672	0.3%	15,209	0.2%	13,478	0.3%
BB	—	—	—	—	—	—	—	—
B or lower	1,428	0.0%	1,455	0.1%	1,726	0.0%	1,475	0.0%

Fixed maturities carried at amortized cost	$954,623	14.4%	$1,005,947	23.7%	$1,106,057	16.3%	$1,033,551	24.2%

Total fixed maturities	$6,623,736	100.0%	$4,241,999	100.0%	$6,775,170	100.0%	$4,269,603	100.0%

[a]	Included within US government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,015,250 (December 31, 2009: $689,468)

	Quarter Ended Sept. 30, 2010	Quarter Ended June 30, 2010	Quarter Ended Mar. 31, 2010	Quarter Ended Dec. 31, 2009	Quarter Ended Sept. 30, 2009	Quarter Ended Sept. 30, 2008
Net investment income	$59,711	$53,277	$48,390	$44,668	$42,830	$45,265

Realized and unrealized gains (losses) on trading fixed maturities	883	(1,284)	(182)	3	1,400	—
Net realized gains (losses) on available for sale fixed maturities	6,395	2,425	838	3,234	(655)	(3,793)
Change in fair value of hedge funds	4,820	(3,323)	7,370	13,555	23,200	(158,623)
Change in fair value of non-hedge fund other investments	3,313	(12,604)	(1,604)	533	583	(133)

Net realized and unrealized gains (losses) on investments	$15,411	$(14,786)	$6,422	$17,325	$24,528	$(162,549)

Net impairment losses recognized in earnings	$(151)	$(300)	$(420)	$(925)	$(139)	$(13,757)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

				Periodic Rate of Return
		As of Sept. 30, 2010		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities		$7,549,488		2.56%	6.98%	7.31%	5.30%

Convertible arbitrage		$—		0.00%	0.00%	0.00%	0.38%
Distressed securities		58,575		1.05%	4.83%	11.09%	6.73%
Diversified arbitrage		30,808		2.50%	7.10%	10.91%	(2.48%)
Emerging markets		14,259		2.07%	3.71%	6.49%	5.03%
Event-driven arbitrage		33,581		(4.59%)	(7.34%)	1.85%	3.99%
Fixed income arbitrage		—		0.00%	1.53%	3.59%	14.93%
Fund of funds		41,642		2.59%	1.50%	1.50%	0.30%
Global macro		47,647		1.51%	6.21%	7.81%	5.88%
Long / short credit		9,817		0.86%	4.15%	7.37%	5.74%
Long / short equity		90,866		2.48%	2.86%	3.16%	4.61%
Opportunistic		2,681		(1.60%)	(3.05%)	(2.44%)	(9.36%)

Hedge funds **		329,876		1.35%	2.65%	5.39%	3.00%

Catastrophe bonds		47,364
Derivatives		3,762
Structured deposits		25,036
Equity investments		5,237

Other investments		$411,275

Total invested assets		$7,960,763

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]				3.23%	2.01%	3.51%	2.15%

Hedge Fund Performance History – 60 months ended Sept. 30, 2010
Annual standard deviation	6.80%

Monthly performance	2010	2009	2008	2007	2006	2005
January	0.79%	2.13%	(1.37%)	1.28%	2.75%
February	0.17%	0.65%	1.83%	1.50%	0.39%
March	1.02%	(0.76%)	(2.58%)	1.90%	1.22%
April	0.88%	(0.84%)	(0.13%)	2.30%	1.89%
May	(0.73%)	2.45%	2.51%	2.59%	(1.74%)
June	(0.83%)	1.53%	0.93%	0.85%	(0.66%)
July	0.36%	1.40%	(4.12%)	0.99%	(0.71%)
August	(0.28%)	0.78%	(2.14%)	(1.62%)	0.02%
September	1.28%	1.71%	(7.31%)	1.85%	(2.04%)
October		1.53%	(4.85%)	4.15%	1.37%	(1.45%)
November		0.35%	(1.75%)	0.10%	1.81%	0.61%
December		0.77%	(1.92%)	(0.13%)	1.96%	1.37%

Quarterly performance
Q1	1.99%	2.00%	(2.15%)	4.75%	4.41%
Q2	(0.69%)	3.14%	3.33%	5.83%	(0.54%)
Q3	1.35%	3.94%	(13.03%)	1.18%	(2.72%)
Q4		2.66%	(8.31%)	4.11%	5.22%	0.51%
Period return	2.65%	12.27%	(19.38%)	16.78%	6.30%	0.51%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of October 28, 2010
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Sept. 30, 2010
	Amortized Cost	Fair Value
Issuer
JP Morgan Chase & Co	72,967	75,203
Bank of America Corp	60,493	62,243
General Electric	55,965	60,583
Wells Fargo & Co	58,496	59,879
Lloyds Banking Group Plc	54,375	55,639
Kreditanstalt Fuer Wiederaufbau	50,169	55,038
Morgan Stanley	45,983	47,954
Goldman Sachs Group Inc	42,107	43,393
Novartis AG	38,365	40,630
Verizon Communications Inc	37,499	39,813
Credit Suisse Group	37,942	39,618
Pfizer Inc	35,422	37,248
Citigroup Inc	33,140	33,761
Pepsico Inc	31,216	33,192
BP plc	32,110	32,651
AT&T Inc	29,748	31,378
UBS AG	29,538	30,898
Metlife Inc	26,437	27,723
Roche Holdings AG	23,987	26,314
HSBC Holdings Plc	25,012	25,572
Berkshire Hathaway Inc	24,417	25,255
Network Rail Ltd	24,280	24,650
Wal-Mart Stores Inc	22,399	23,723
Duke Energy Corp	21,672	23,310
Merck & Co Inc	22,216	23,062

	$935,955	$978,730

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2010	Sept. 30, 2009	2009	2008
Income and Return on Equity:
Net income (loss)	$222,665	$183,623	$246,215	$(175,318)
Net operating income (loss)	$175,496	$148,404	$208,907	$(143,752)
Average shareholders’ equity	$2,297,438	$1,346,611	$1,398,872	$1,426,927
Annualized return on average shareholders’ equity [a]	12.9%	18.2%	17.6%	(12.3%)
Annualized net operating return on average shareholders’ equity [a]	10.2%	14.7%	14.9%	(10.1%)

Book value and dividends per share:
Diluted book value per share	$25.88	$26.54	$27.36	$22.46
Dividends paid per share	$2.82	$0.28	$0.38	$0.36
Change in diluted book value per share	(5.4%)	18.2%	21.8%	(12.2%)
Dividend payout ratio [b]	21.5%	1.3%	1.7%	1.3%
Total return to shareholders [c]	16.1%	19.5%	23.5%	(10.9%)

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly shareholders’ equity balances. The average shareholders’ equity for the nine months ended September 30, 2010 has been weighted to include Harbor Point from May 12, 2010.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Net income available to common shareholders	$82,837	$95,326	$222,665	$183,623

Denominator:
Weighted average shares - basic
Outstanding [a]	117,036,803	56,834,601	87,965,467	56,590,983
Unvested restricted share units	163,702	398,514	288,142	387,918

	117,200,505	57,233,115	88,253,609	56,978,901

Share equivalents:
Warrants	492,718	787,738	515,265	570,871
Options	154,142	189,648	194,219	127,413
Employee Stock Purchase Plan	2,301	—	2,330	811
Non participating restricted shares	108,276	—	36,092	—

Weighted average shares - diluted [b]	117,957,942	58,210,501	89,001,515	57,677,996

Basic earnings per share	$0.71	$1.67	$2.52	$3.22

Diluted earnings per share	$0.70	$1.64	$2.50	$3.18

[a]	Includes weighted average unvested participating restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED
	Sept. 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Before Tax
Net income	$83,695	$96,502	$227,848	$188,635
Net realized and unrealized (gains) losses on non-hedge fund investments, before tax [a]	(10,440)	(1,189)	2,692	(109)
Foreign exchange losses (gains), before tax	3,353	406	267	(6,474)
Merger and acquisition expenses, before tax	550	(41,350)	(49,276)	(31,342)

Net operating income	77,158	54,369	181,531	150,710

Net of tax
Net income	$82,837	$95,326	$222,665	$183,623
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(10,104)	(711)	2,672	1,166
Foreign exchange losses (gains), net of tax	2,758	395	780	(5,043)
Merger and acquisition expenses, net of tax	550	(41,350)	(50,621)	(31,342)

Net operating income	76,041	53,660	175,496	148,404

Weighted average shares outstanding:
Basic	117,200,505	57,233,115	88,253,609	56,978,901
Diluted	117,957,942	58,210,501	89,001,515	57,677,996
Basic per share data
Earnings per share	$0.71	$1.67	$2.52	$3.22
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.09)	(0.01)	0.03	0.02
Foreign exchange losses (gains), net of tax	0.03	0.01	0.01	(0.09)
Merger and acquisition expenses, net of tax	—	(0.72)	(0.57)	(0.54)

Net operating income per share	$0.65	$0.95	$1.99	$2.61

Diluted per share data
Diluted earnings per share	$0.70	$1.64	$2.50	$3.18
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.08)	(0.01)	0.03	0.02
Foreign exchange losses (gains), net of tax	0.02	0.01	0.01	(0.09)
Merger and acquisition expenses, net of tax	—	(0.72)	(0.57)	(0.54)

Net operating income per diluted share	$0.64	$0.92	$1.97	$2.57

[a]	Net realized and unrealized losses (gains) on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and income from equity method investments.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Sept. 30, 2010	As of Dec. 31, 2009
Price per share at period end	$19.92	$22.30
Shareholders’ equity	$3,036,537	$1,564,633
Goodwill and intangible assets	$60,670	$48,686
Tangible book value	$2,975,867	$1,515,947
Basic common shares outstanding [a]	115,898,860	55,867,125
Add: unvested restricted stock units	167,971	406,514
Add: dilutive impact of warrants outstanding	1,100,626	683,163
Add: dilutive impact of options outstanding	153,547	221,656

Diluted shares outstanding [b]	117,321,004	57,178,458

Basic book value per share	$26.20	$28.01
Diluted book value per share	$25.88	$27.36

Basic tangible book value per share	$25.68	$27.13
Diluted tangible book value per share	$25.37	$26.51

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited

Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598
Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818
Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	The information presented above is on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The pro forma financial information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The pro forma data does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.